UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 11, 2012

Tornier N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Fred. Roeskestraat 123 1076 EE Amsterdam, The Netherlands	None
(Address of Principal Executive Offices)	(Zip Code)

 (+ 31) 20 675-4002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.                                          Costs Associated with Exit or Disposal Activities.

On April 11, 2012, Tornier N.V. (together with its subsidiaries, “Tornier”) committed to implement a facility consolidations plan pursuant to which Tornier will consolidate a number of its facilities in France, Ireland and the United States.  The facility consolidations plan is driven by Tornier’s strategy to drive operational productivity and to reduce annual operating expenses beginning in 2013.

As part of the plan, Tornier intends to:

•                                          consolidate its St. Ismier, France manufacturing facility into its existing Montbonnot, France manufacturing facility;

•                                          consolidate its Dunmanway, Ireland manufacturing facility into its Macroom, Ireland manufacturing facility; and

•                                          lease a facility near Minneapolis, Minnesota in which it will consolidate its Minneapolis-based marketing, training, regulatory, clinical, supply chain and corporate functions with its Stafford, Texas-based distribution operations.

Tornier anticipates it will close its St. Ismier, France and Dunmanway, Ireland facilities during the second quarter of 2012 and its Stafford, Texas location by the end of 2012.

Tornier anticipates that, in connection with implementing the facility consolidations plan, it will record pre-tax charges of approximately $6.0 to $7.0 million, comprised of approximately $2.5 to $3.0 million in one-time employee termination costs; approximately $2.0 to $2.2 million in facility closure, moving and related expenses; approximately $1.0 to $1.3 million in fixed asset write-offs net of anticipated proceeds from the sale of facilities in Stafford, Texas and Dunmanway, Ireland; and approximately $0.5 million of other miscellaneous related charges.  Tornier expects to record substantially all of the charges during 2012.  Tornier expects approximately $5.0 to $5.7 million of the charges will result in future cash expenditures.

Tornier expects to achieve annual pre-tax cost savings in the range of approximately $2.3 to $2.8 million related primarily to manufacturing and distribution efficiencies and reduced related operating expenses beginning in 2013.

A copy of the press release announcing the facility consolidations plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical fact included in this report that address activities, events or developments that Tornier expects, believes or anticipates will or may occur in the future are forward-looking statements including, in particular, the statements about Tornier’s facility consolidations plan, the actions to be taken by Tornier in connection with such plan, the timing of such actions and the amount of charges, cash expenditures and cash savings that Tornier expects to realize in connection with such plan. Tornier has identified some of these forward-looking statements with words like “intends,” “anticipates,” “expects,” “will,” “may,” “believe,” “could,” “would,” “continue,” other words of similar meaning and the use of future dates. These forward-looking statements are based on current expectations about future events and are subject to uncertainties and factors relating to Tornier’s operations and business environment, all of which are difficult to predict and many of which are beyond Tornier’s control and could cause actual results to differ materially from those matters expressed or implied by Tornier’s forward-looking statements. Forward-looking statements are only predictions or statements of current plans and can be affected by inaccurate assumptions Tornier might make or by known or unknown risks and uncertainties, including, among others, the preliminary nature of the estimates relating to the amount of charges, cash expenditures and cash savings that Tornier expects to realize in connection with the facility consolidations plan and the possibility that such amounts may change as Tornier’s management finalizes and implements the plan; Tornier’s ability to timely implement the plan and in a manner that will positively impact its operating results; the impact of the plan on Tornier’s relationships with its employees, its major customers and vendors; unanticipated expenses and charges that may occur as a result of the plan; Tornier’s ability to improve its operations and realize anticipated cost savings and other benefits from the plan; litigation risks; unintended impacts from the plan to Tornier’s business, including in particular its new product development efforts, and general business and economic conditions.  For more information regarding these and other uncertainties and factors that could cause Tornier’s actual results to differ materially from what Tornier has anticipated in its forward-looking statements or otherwise could materially adversely affect Tornier’s business, financial condition or operating results, see “Part I — Item 1A. Risk Factors” of Tornier’s most recent annual report on Form 10-K. The risks and uncertainties described in Tornier’s most recent annual report on Form 10-K are not exclusive and further information concerning Tornier and its business, including factors that potentially could materially affect its financial results or condition, may emerge from time to time. Tornier assumes no obligation to update, amend or clarify forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. Tornier advises you, however, to consult any further disclosures Tornier makes on related subjects in its future annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that Tornier files with or furnishes to the United States Securities and Exchange Commission.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release issued April 13, 2012 (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2012	TORNIER N.V.

	By:	/s/ Kevin M. Klemz
	Name:	Kevin M. Klemz
	Title:	Vice President, Chief Legal Officer and Secretary

TORNIER N.V.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

99.1	Press Release issued April 13, 2012	Filed herewith